Exhibit 4.1 PE CLASS A PARSLEY ENERGY, INC. SEE REVERSE FOR CERTAIN DEFINITIONS COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 701877 10 2 THIS CERTIFIES THAT BY REGISTERED: COUNTERSIGNED AND IS THE RECORD HOLDER OF AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF PARSLEY ENERGY, INC. transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. (Brooklyn, NY) WITNESS, the facsimile signatures of the Corporation’s duly authorized officers. REGISTRAR TRANSFER AGENT AND Dated: AUTHORIZED SIGNATURE ENER EY G L Y PORA , S R T I O E N R C C A SEAL . P 2013 PRESIDENT AND CHIEF EXECUTIVE OFFICER D EXECUTIVE VICE PRESIDENT – GENERAL COUNSEL AND SECRETARY E E L AWA R

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM— as tenants in common UNIF GIFT MIN ACT–......................Custodian ...................... TEN ENT — as tenants by the entireties (Cust) (Minor) JT TEN — as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act....................................................... tenants in commom (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE Shares of the Class A common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.